Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 2
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated as of May 7, 2014 (this “Amendment”), is entered into among ALPHA NATURAL RESOURCES, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and Citicorp North America, Inc., a Delaware corporation, in its capacity as administrative agent for the Lenders and as collateral agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Fourth Amended and Restated Credit Agreement dated as of May 22, 2013 (as amended by Amendment No. 1 dated October 2, 2013 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Administrative Agent and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Revolving Facility Lenders amend the Credit Agreement in the manner set forth in Section 1 below;
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner set forth in Section 2 below;
WHEREAS, the Revolving Facility Lenders and the Lenders are willing to amend the Credit Agreement to effect the changes set forth in Sections 1 and 2 below;
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Revolving Facility Lender Amendments to the Credit Agreement
(a)    Revolving Facility Lender Amendments. The Credit Agreement shall be amended as follows (the amendments in this Section 1(a), the “Revolving Facility Lender Amendments”):
(i)    Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in alphabetical order.
“Amendment No. 2” shall mean Amendment No. 2 to this Agreement dated as of May 7, 2014.
“Amendment No. 2 Effective Date” shall mean May 7, 2014.
(ii)    During any period in which the Revolving Facility Lender Amendments are effective but the Required Lender Amendments (as defined in Section 2(a) hereof) are not effective, the definition of “Consolidated Net Income” in Section 1.1 of the Credit Agreement shall be amended by deleting “and” at the end of clause (xii), replacing the period at the end of clause (xiii) with “and”, and adding the following:

“(xiv)    notwithstanding any other provision in this definition to the contrary, solely for purposes of determining compliance with Sections 6.10, 6.11 or 6.15 of this Agreement, any net after-tax loss (less all fees and expenses or charges relating thereto) attributable to Qualifying Asset Dispositions shall be excluded.”
(iii)    During any period in which the Revolving Facility Lender Amendments are effective but the Required Lender Amendments are not effective, Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Consolidated Senior Secured Debt” in its entirety and replacing it with the following:
“Consolidated Senior Secured Debt” shall mean, as of any date of determination, (a) solely for purposes of determining compliance with Sections 6.10, 6.11 or 6.15 of this Agreement: the aggregate principal amount of Consolidated Net Debt that is not Subordinated Indebtedness on such date and that is secured by a first priority Lien and (b) for all other purposes under this Agreement: the aggregate principal amount of Consolidated Net Debt that is not Subordinated Indebtedness on such date and that is secured by a Lien.
(iv)    Section 1.1 of the Credit Agreement shall be amended by inserting the following definition in alphabetical order:
“Qualifying Asset Disposition” shall mean any sale, transfer or other disposition by the Borrower or any of the Restricted Subsidiaries to any person other than the Borrower or any other Restricted Subsidiary of any asset or group of related assets, including Equity Interests of any Subsidiary, in one or a series of related transactions that the Borrower, in its sole discretion, elects to treat as a Qualifying Asset Disposition and as to which the Borrower delivers to the Administrative Agent an officers’ certificate specifying that such sale is a Qualifying Asset Disposition and the amount of Net Cash Proceeds in respect of such Qualifying Asset Disposition; provided that the Net Cash Proceeds in respect of Qualifying Asset Dispositions from and after the Amendment No. 2 Effective Date shall not exceed $350 million.
(v)    Section 6.10 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:
“Permit the Interest Coverage Ratio as of the last day of any fiscal quarter of the Borrower ending on the date set forth below to be less than the ratio corresponding to such fiscal quarter:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
March 31, 2016	1.25:1.00

(vi)    Section 6.15 of the Credit Agreement shall be amended by deleting “December 31, 2014” and replacing it with “December 31, 2015”.

(b)    Conditions Precedent to the Effectiveness of the Revolving Facility Lender Amendments. The Revolving Facility Lender Amendments shall become effective as of the Amendment No. 2 Effective Date when, and only when, each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent (the “Revolving Facility Lender Closing Date”):
(i)Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Majority Lenders under the Revolving Facility on or prior to 2:00 P.M. New York City time on May 7, 2014 (the “Revolving Facility Consent Deadline”);
(ii)Consenting Revolving Facility Lender Fees. The Revolving Facility Lenders who have returned an executed signature page to this Amendment (“Consenting Revolving Facility Lenders”) to the Administrative Agent on or prior to the Revolving Facility Consent Deadline shall have received a fee equal to 0.25% of the aggregate principal amount of the Revolving Facility Commitments held by such Consenting Revolving Facility Lenders as of the Revolving Facility Consent Deadline.
(iii)Reimbursement of Expenses. The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket expenses incurred by the Administrative Agent and invoiced to the Borrower prior to the Revolving Facility Lender Closing Date in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, special counsel to the Administrative Agent);
(iv)Representations and Warranties. The representations and warranties set forth in Section 4 of this Amendment shall be true and correct and the Administrative Agent shall have received a certificate to that effect from a Responsible Officer of the Borrower;
(v)Opinion of Counsel. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the Revolving Facility Lender Closing Date, a favorable written opinion of Cleary Gottlieb Steen and Hamilton LLP, special counsel for the Borrower, addressed to the Administrative Agent, the Collateral Agent, each Issuing Bank and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent; and
(vi)The Borrower shall have issued at least $400 million in principal amount of Permitted Junior Notes on or prior to December 31, 2014.
Section 2.    Required Lender Amendments to the Credit Agreement
(a)    Required Lender Amendments. The Credit Agreement shall be amended as follows (the amendments in this Section 2(a), the “Required Lender Amendments”):
(i)    Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Consolidated Gross Senior Secured Debt” in its entirety and replacing it with the following:
“Consolidated Gross Senior Secured Debt” shall mean, as of any date of determination, the aggregate principal amount of Consolidated Debt that is not Subordinated Indebtedness on such date and that is secured by a first priority Lien.

(ii)    Section 1.1 of the Credit Agreement shall be amended by deleting clause (xiv) of the definition of “Consolidated Net Income” (as added by the Revolving Facility Lender Amendments) in its entirety and replacing it with the following:
“(xiv)    notwithstanding any other provision in this definition to the contrary, any net after-tax loss (less all fees and expenses or charges relating thereto) attributable to Qualifying Asset Dispositions shall be excluded.”
(iii)    Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Consolidated Senior Secured Debt” (as amended by the Revolving Facility Lender Amendments) in its entirety and replacing it with the following:
“Consolidated Senior Secured Debt” shall mean, as of any date of determination, the aggregate principal amount of Consolidated Net Debt that is not Subordinated Indebtedness on such date and that is secured by a first priority Lien.”
(iv)    Section 1.1 of the Credit Agreement shall be amended by inserting the following definition in alphabetical order:
“Permitted Junior Notes” means Permitted Notes that are: (i) unsecured senior or senior subordinated debt securities of the Borrower (including as debt securities any Indebtedness incurred pursuant to a credit agreement) or (ii) debt securities of the Borrower (including as debt securities any Indebtedness incurred pursuant to a credit agreement) that are secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations pursuant to a Second Lien Intercreditor Agreement.
(v)    Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Permitted Notes” in its entirety and replacing it with the following:
“Permitted Notes” means (i) unsecured senior or senior subordinated debt securities of the Borrower (including as debt securities any Indebtedness incurred pursuant to a credit agreement), (ii) debt securities of the Borrower (including as debt securities any Indebtedness incurred pursuant to a credit agreement) that are secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations pursuant to a Second Lien Intercreditor Agreement or (iii) debt securities of the Borrower that are secured by a Lien ranking pari passu with the Liens securing the Obligations pursuant to a First Lien Intercreditor Agreement; provided that (a) in the case of debt securities issued in reliance on Section 6.02(f)(i), such debt securities are issued for cash consideration, (b) the terms of such debt securities do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Maturity Date of the Term B Loan Facility (other than (i) customary offers to repurchase upon a change of control, asset sale or event of loss and (ii) customary acceleration rights after an event of default), (c) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Restricted Subsidiaries than those in this Agreement; provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such debt securities, together with a reasonably detailed description of the material terms and conditions of such debt securities or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, (d) at the time that any such Permitted Notes are issued (and after giving effect thereto) no Event of Default shall exist, (e) the Borrower shall be in compliance with Sections 6.10, 6.11 and 6.15, if and as applicable at such time, and after giving effect thereto on a Pro Forma Basis as if such incurrence had occurred on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b) and (f) no Subsidiary of the Borrower (other than a Guarantor) shall be an obligor under the Permitted Notes and no Permitted Notes shall be secured by any collateral other than the Collateral.
(vi)    Section 1.1of the Credit Agreement shall be amended by deleting “$1,000 million” in the last sentence of the definition of “Revolving Facility Commitment Capacity” and replacing it with “$1,100 million”.
(vii)    Section 2.20(a)(ii) of the Credit Agreement shall be amended by deleting “(and if Section 6.10 shall not be applicable at such time, the Interest Coverage Ratio shall not be less than 2.00:1.00)”.
(viii)    Section 2.20(a)(iii) of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:
“(iii)    The sum of the outstanding Additional Revolving Facility Commitments and the principal amount outstanding of Additional Term Loans, when aggregated with the principal amount outstanding of Permitted Notes, shall not exceed $800 million plus the Revolving Facility Commitment Capacity; provided that this limitation shall be increased by (x) $750 million if, at the time of such increase, after giving effect on a Pro Forma Basis to Additional Revolving Facility Commitments (other than Additional Revolving Facility Commitments utilizing Revolving Facility Commitment Capacity) as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b), and to the incurrence of Additional Term Loans and Permitted Notes as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 2.00 to 1.00 and (y) an additional $750 million if, at the time of such increase, after giving effect on a Pro Forma Basis to Additional Revolving Facility Commitments (other than Additional Revolving Facility Commitments utilizing Revolving Facility Commitment Capacity) as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b), and to the incurrence of Additional Term Loans and Permitted Notes as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 1.00 to 1.00; provided further that there shall be no Additional Term Loans until the Borrower shall have issued at least $800 million in principal amount of Permitted Junior Notes.”
(ix)    Section 6.02(f) of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:
“(i) Permitted Notes in an aggregate outstanding principal amount, when aggregated with the amount of Additional Term Loans and Additional Revolving Facility

Commitments outstanding pursuant to Section 2.20, not to exceed $800 million plus the Revolving Facility Commitment Capacity; provided that this limitation shall be increased by (x) $750 million if, at the time of such incurrence, after giving effect on a Pro Forma Basis to such incurrence and to the incurrence of any Additional Term Loans and any Additional Revolving Facility Commitments (other than Additional Revolving Facility Commitments utilizing Revolving Facility Commitment Capacity) as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b) as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 2.00 to 1.00 and (y) an additional $750 million if, at the time of such incurrence, after giving effect on a Pro Forma Basis to such incurrence and to the incurrence of any Additional Term Loans and any Additional Revolving Facility Commitments (other than Additional Revolving Facility Commitments utilizing Revolving Facility Commitment Capacity) as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b) as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 1.00 to 1.00; provided further that the first $800 million principal amount of Permitted Notes shall be issued in the form of Permitted Junior Notes; (ii) Permitted Notes in excess of the amount permitted under the foregoing clause (i), the Net Cash Proceeds of which are applied to the permanent repayment of Term B Loans pursuant to Section 2.11; and (iii) in the case of Permitted Notes incurred under any of the foregoing clauses (i) and (ii), Permitted Refinancing Indebtedness in respect thereof;”
(x)    Section 6.06(b)(ii) of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:
“(ii)    other Restricted Payments in an aggregate amount not to exceed (i) $100 million or (ii) if the Senior Secured Leverage Ratio exceeds 2.00 to 1.00, $50 million, in each case since the Third Amendment Effective Date;”
(b)    Conditions Precedent to the Effectiveness of the Required Lender Amendments. The Required Lender Amendments will become effective as of the Amendment No. 2 Effective Date when, and only when, the Revolving Facility Lender Amendments shall have become effective as specified in Section 1(b) hereof and each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent (the “Required Lender Closing Date”):
(i)Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Required Lenders (including in calculating Required Lenders the Consenting Revolving Facility Lenders), on or prior to 5:00 P.M. New York City time on May 12, 2014 (the “Required Lenders Consent Deadline”);
(ii)Term B Loan Lender Fees. The Term B Loan Lenders who have returned an executed signature page to this Amendment (“Consenting Term B Loan Lenders”) to the Administrative Agent (x) on or prior to 5:00 P.M. New York City time on May 9, 2014 (the “Early Required Lenders Consent Deadline”) shall have received a fee equal to 0.25 % of the aggregate principal amount of the Term B Loans held by such Consenting Term B Loan Lenders as of the Early Required Lenders Consent Deadline or (y) on or prior to the Required Lenders Consent Deadline shall have received a fee equal to 0.125 % of the aggregate principal amount of the Term B Loans held by such Consenting Term B Loan Lenders as of the Required Lenders Consent Deadline;
(iii)Representations and Warranties. The representations and warranties set forth in Section 4 of this Amendment shall be true and correct and the Administrative Agent shall have received a certificate to that effect from a Responsible Officer of the Borrower; and
(iv)The Borrower shall have issued at least $400 million in principal amount of Permitted Junior Notes on or prior to December 31, 2014.
Section 3.    Notice of Effectiveness
The Administrative Agent shall notify the Borrower and the Lenders of the Revolving Facility Lender Closing Date and the Required Lender Closing Date promptly upon the occurrence thereof, and such notice shall be conclusive and binding.
Section 4.    Representations and Warranties
On and as of the Revolving Facility Lender Closing Date and Required Lender Closing Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, in each case, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;
(b)    each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Revolving Facility Lender Closing Date and Required Lender Closing Date, as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and
(c)    no Default or Event of Default has occurred and is continuing.
Section 5.    Fees and Expenses
The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Expenses; Indemnity) of the Credit Agreement all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
Section 6.    Reference to the Effect on the Loan Documents
(a)    As of each of the Revolving Facility Lender Closing Date and the Required Lender Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(b)    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment is a Loan Document.
Section 7.    Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 8.    Affirmation of Guarantee and Collateral Agreement and Other Obligations
Each Loan Party (other than the Borrower) hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party contained in the Guarantee and Collateral Agreement, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects and the Collateral and the Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Obligations and the of the Borrower and the other Loan Parties under this Agreement and the other Loan Documents.
Section 9.    Governing Law
This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
Section 10.    Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
Section 11.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 12.    Severability
The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any other person.
Section 13.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 14.    Waiver of Jury Trial
Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ALPHA NATURAL RESOURCES, INC.,
as the Borrower

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General
Counsel and Secretary

[Signature Page to Amendment No. 2]

A. T. MASSEY COAL COMPANY, INC.
ALEX ENERGY, INC.
ALPHA AMERICAN COAL COMPANY, LLC
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA SERVICES, INC.
ALPHA AUSTRALIA, LLC
ALPHA AUSTRALIA SERVICES, LLC
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC
ALPHA COAL WEST, INC.
ALPHA EUROPEAN SALES, INC.
ALPHA GAS AND OIL COMPANY
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC
ALPHA TERMINAL COMPANY, LLC
ALPHA WYOMING LAND COMPANY, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC
APPALACHIA COAL SALES COMPANY, INC.
APPALACHIA HOLDING COMPANY
ARACOMA COAL COMPANY, INC.
AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BLACK CASTLE MINING COMPANY, INC.
BLACK DOG COAL, LLC
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.
BOONE EAST DEVELOPMENT CO.
BROOKS RUN MINING COMPANY, LLC
BROOKS RUN SOUTH MINING, LLC
BUCHANAN ENERGY COMPANY, LLC
CASTLE GATE HOLDING COMPANY
CENTRAL PENN ENERGY COMPANY, INC.
CLEAR FORK COAL COMPANY
CORAL ENERGY SERVICES, LLC
CRYSTAL FUELS COMPANY
DEHUE COAL COMPANY
DELBARTON MINING COMPANY

[Signature Page to Amendment No. 2]

DELTA MINE HOLDING COMPANY
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DRIH CORPORATION
DRY SYSTEMS TECHNOLOGIES, INC.
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
FOUNDATION MINING, LLC
FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
HARLAN RECLAMATION SERVICES LLC
HERNDON PROCESSING COMPANY, LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JAY CREEK HOLDING, LLC
JOBONER COAL COMPANY
KANAWHA ENERGY COMPANY
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAPLE MEADOW MINING COMPANY
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC
MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MILL BRANCH COAL CORPORATION
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NEWEAGLE INDUSTRIES, INC.
NICEWONDER CONTRACTING, INC.

[Signature Page to Amendment No. 2]

NORTH FORK COAL CORPORATION
OMAR MINING COMPANY
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO.
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PLATEAU MINING CORPORATION
POWER MOUNTAIN COAL COMPANY
PREMIUM ENERGY, LLC
RAWL SALES & PROCESSING CO.
REPUBLIC ENERGY, INC.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
RIVER PROCESSING CORPORATION
RIVERSIDE ENERGY COMPANY, LLC
RIVERTON COAL PRODUCTION INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SCARLET DEVELOPMENT COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SIDNEY COAL COMPANY, INC.
SOLOMONS MINING COMPANY
SPARTAN MINING COMPANY
STIRRAT COAL COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
TUCSON LIMITED LIABILITY COMPANY
TWIN STAR MINING, INC.
VANTAGE MINING COMPANY
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WYOMAC COAL COMPANY, INC.,

[Signature Page to Amendment No. 2]

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary
ALPHA APPALACHIA HOLDINGS, INC.
ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General
Counsel and Secretary
ALPHA NATURAL RESOURCES INTERNATIONAL, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President and Secretary
AMFIRE WV, L.P.

By:	AMFIRE Holdings, LLC, as General Partner

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary
CUMBERLAND COAL RESOURCES, LP

By:	Pennsylvania Services Corporation, as General Partner

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

[Signature Page to Amendment No. 2]

EMERALD COAL RESOURCES, LP

By:	Pennsylvania Services Corporation, as General Partner

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary
ALPHA SUB ONE, LLC
ALPHA SUB TWO, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: President, Manager and Secretary

[Signature Page to Amendment No. 2]

CITICORP NORTH AMERICA, INC.,
as Administrative Agent, Collateral Agent
and Lender

By:	/s/ Justin Tichauer
Name: Justin Tichauer
Title: Vice President

[Signature Page to Amendment No. 2]